ANNUAL Report

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                               [GRAPHIC OMITTED]


                               Cash Reserve, Inc.

                               DECEMBER 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   -------------------------------------------

                                   Directors
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                       State Street Bank & Trust Company
                              225 Franklin Street
                        Boston, Massachusetts 02205-9116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                    -----------------------------------------

============================CHAIRMANS MESSAGE===================================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

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[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive
Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               by Dawn Baillie for the Portfolio Management Team

                                  John Hancock
                               Cash Reserve, Inc.

                 Money-market yields fall after Federal Reserve
                              cuts interest rates

After remaining fairly steady in the first half of the year, money-market yields fell along with interest rates in the second half. The catalysts were growing economic turmoil worldwide and a slowdown in the U.S. economy as the year progressed. Financial markets reached a volatile pitch in August after Russia's debt default and currency plunge caused investors to flee any security with perceived risk and head for the safety of U.S. Treasury bonds. Stock markets worldwide were hard hit and the prices of Treasury bonds soared, as their yields (which move in the opposite direction of their price) fell toward an all-time low.

         The global turmoil caused the Federal Reserve to lower the federal funds rate three timesbetween late September and November as a pre-emptive strike to prevent the U.S. economy from stalling. The federal funds rate is the rate banks charge each other for overnight loans, and it also serves as a key pricing benchmark for money-market securities. Until its recent moves, which brought the federal funds rate down by a total of 0.75% to 4.75%, the Fed's bias had been toward raising rates to prevent inflation from spiking in the face of a strong U.S. economy and low unemployment. In the first half of the year, mixed signals about the economy's strength and the potential impact of Asia's slowdown kept the Fed on the sidelines. However, as the year progressed, the Fed's inflation-fighting instincts became overshadowed by its desire to calm world markets and ease the potential for the overseas slowdown to serve as a drag on the U.S. economy.

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[A 3 1/2" x 2" photo at bottom right side of page of John Hancock Cash Reserve,
Inc. Caption below reads "Fund management team members (l-r): Barry Evans, Dawn Baillie and Jeff Given."]
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"...growing economic turmoil worldwide and a slowdown in the U.S. economy..."

================================================================================

"...it's more likely that the Fed will keep on the sidelines..."

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of December 31, 1998." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.41% total return for John Hancock Cash Reserve, Inc. The second bar represents the 4.55% total return for Average taxable money market fund. A note below the chart reads "The average taxable money market fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

         On December 31, 1998, John Hancock Cash Reserve, Inc. had a 7-day effective yield of 4.41%. By comparison, the average taxable money market fund had a 7-day effective yield of 4.55%, according to Lipper Analytical Services, Inc.

Long and short maturity
Throughout most of the year, we kept the Fund's maturity longer than average based on our ongoing belief that the Fed would not raise interest rates, given the potential for a slowing economy. We were especially intent on extending the Fund's maturity during the tumultuous third quarter. Our goal was to lock in higher yields in a falling interest-rate environment. At one point, the Fund's maturity was in the 60-day range. However, as the year progressed, the Fund's liquidity needs grew, which we anticipated would happen at some point after we closed the Fund to new shareholders in 1996. As a result, the Fund's average maturity shortened to 48 days by year's end - slightly shorter than average.

         The Fund's shorter maturity was also due in part to our typical year-end strategy of shortening maturity to take advantage of buying opportunities. There weren't as many at the end of this year, however, because securities traders kept their slates clean in anticipation of trading in the newly minted European currency, the euro. With focus shifting toward the euro, we expect at least a temporary result to be lower prices, and therefore higher yields, on the types of money-market securities we buy.

A look ahead
The Federal Reserve remains in an "easing" mode, prepared to lower interest rates further to prevent any recession slides. However, we believe it's more likely that the Fed will keep on the sidelines for at least the first quarter of 1999. We're still waiting to see the effect of the last three cuts, which generally take six to nine months to play out. Furthermore, while not showing much sign of improvement, Asia's situation has also not gotten any worse. Domestically, the news remains positive, with unemployment at a 27-year low, but inflation staying mute. We'll keep monitoring the monthly economic data for clues about the U.S. economy's strength, which will dictate any Fed moves. Key measures include the results of fourth-quarter 1998 retail sales and the employment cost index number, an accurate measure of if and how a tight labor market and wage pressures are translating into inflation. As always, we'll stay focused on providing a competitive level of current income while preserving stability of principal.
--------------------------------------------------------------------------------

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Cash Reserve, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
-----------------------------------------------
Assets:
Investments, in money market instruments,
  at value - Note C:
  Commercial paper (cost - $2,788,289) ........................     $ 2,788,289
  Corporate interest-bearing obligations
    (cost - $9,305,361) .......................................       9,305,361
  U.S. government obligations (cost - $14,997,869) ............      14,997,869
  Joint repurchase agreement (cost - $2,324,000) ..............       2,324,000
                                                                    -----------
                                                                     29,415,519
 Cash .........................................................             772
 Interest receivable ..........................................         325,961
 Other assets .................................................          12,809
                                                                    -----------
                Total Assets ..................................      29,755,061
                -----------------------------------------------      ----------

Liabilities:
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................          26,018
 Accounts payable and accrued expenses ........................          20,575
                                                                    -----------
                Total Liabilities .............................          46,593
                -----------------------------------------------          ------

Net Assets:
 Capital paid-in ..............................................      29,708,468
                                                                    -----------
                Net Assets ....................................     $29,708,468
                ================================================================

Net Asset Value, Offering Price and Redemption Price Per Share:
(Based on 29,708,468 shares of beneficial interest
 outstanding - 4,000,000,000 shares authorized with
 $0.01 per share par value) ...................................           $1.00
 ===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 1998
-----------------------------------------------
Investment Income:
 Interest .....................................................      $1,835,434
                                                                     ----------
 Expenses:
  Investment management fee - Note B ..........................         115,468
  Transfer agent fee - Note B .................................          52,887
  Custodian fee ...............................................          35,977
  Auditing fee ................................................          21,346
  Printing ....................................................           8,468
  Financial services fee - Note B .............................           5,321
  Directors' fees .............................................           3,125
  Legal fees ..................................................           2,430
  Miscellaneous ...............................................           1,484
  Registration and filing fees ................................           1,224
                                                                     ----------
                Total Expenses ................................         247,730
                ---------------------------------------------------------------
                Net Investment Income .........................       1,587,704
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations .....................      $1,587,704
                ===============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

============================FINANCIAL STATEMENTS================================

                    John Hancock Funds - Cash Reserve, Inc.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                        1997            1998
                                                     ------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..........................    $2,463,296      $1,587,704
                                                     -----------     ----------
Distributions to Shareholders:
 Dividends from net investment income
 ($0.0508 and $0.0481 per share, respectively)...    (2,463,296)     (1,587,704)
                                                     -----------     ----------
From Fund Share Transactions - Net:* ............   (29,181,297)     (8,113,134)
                                                     -----------     ----------
Net Assets:
 Beginning of period ............................    67,002,899      37,821,602
                                                     -----------     ----------
 End of period ..................................   $37,821,602     $29,708,468
                                                    ============    ============

* Analysis of Fund Share Transactions at
  $1 Per Share:
    Shares sold .................................       $12,066         --
    Shares issued to shareholders in
    reinvestment of distributions ...............     2,336,137      $1,521,795
                                                    ------------     ----------
                                                      2,348,203       1,521,795
    Less shares repurchased .....................   (31,529,500)     (9,634,929)
                                                    ------------     ----------
    Net decrease ................................  ($29,181,297)    ($8,113,134)
                                                    =============   ============




The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distribtions paid to shareholders, and any increase in money shareholders invested in the Fund. The footnote illustrates the Fund shares sold, reinvested and repurchased during the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Cash Reserve, Inc.

Financial Highlights
Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                          1994(1)     1995      1996      1997      1998
                                                          -------   --------   -------   -------   ------
Per Share Operating Performance
 Net Asset Value, Beginning of Period...................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                           -----     -----     -----     -----     -----
 Net Investment Income..................................    0.04      0.05      0.05      0.05      0.05
                                                           -----     -----     -----     -----     -----
 Less Distributions:
 Dividends from Net Investment Income...................   (0.04)    (0.05)    (0.05)    (0.05)    (0.05)
                                                           -----     -----     -----     -----     -----
 Net Asset Value, End of Period.........................   $1.00     $1.00     $1.00     $1.00     $1.00
                                                           =====     =====     =====     =====     =====
 Total Investment Return at Net Asset Value(2)..........   3.74%     5.38%     5.00%     5.20%     4.91%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted)...............$142,301  $119,763   $67,003   $37,822   $29,708
 Ratio of Expenses to Average Net Assets................   0.62%     0.73%     0.65%     0.61%     0.75%
 Ratio of Net Investment Income to Average Net Assets...   3.72%     5.30%     4.85%     5.07%     4.81%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Total investment return assumes dividend reinvestment.





The Financail Highlights summarizes the impact of net investment income and dividends on a single share for each period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Cash Reserve, Inc.

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Cash Reserve, Inc. on December 31, 1998. It's divided into four types of short-term investments. Most categories of short-term investments are further broken down by industry group.


                                                                       PAR  VALUE
                                                INTEREST    QUALITY      (000s        MARKET
ISSUER, DESCRIPTION                               RATE      RATING*     OMITTED)      VALUE
-------------------                               ----      -------     --------      -----
COMMERCIAL PAPER
Brokerage Services (4.69%)
 Merrill Lynch & Co.,
  01-29-1999 ...........................         5.500%     Tier 1       $1,400     $1,394,011
                                                                                    ----------
Finance (4.70%)
 American Honda Finance Corp.,
  01-28-1999 ...........................         5.450%     Tier 1        1,400      1,394,278
                                                                                    ----------
                                              TOTAL COMMERCIAL PAPER
                                             (Cost $2,788,289)           (9.39%)     2,788,289
                                                                         -------    ----------
CORPORATE INTEREST-BEARING OBLIGATIONS
Automotive (10.93%)
 Chrysler Financial Corp.,
  02-16-1999 ...........................         5.280%     Tier 1          500        499,888
 Chrysler Financial Corp.,
  07-28-1999 ...........................         6.160%     Tier 1        1,000      1,002,143
 Ford Motor Credit Corp.,
  05-15-1999 ...........................         7.250%     Tier 1        1,000      1,007,006
 General Motors Acceptance Corp.,
  01-15-1999 ...........................         7.750%     Tier 1          300        300,224
 General Motors Acceptance Corp.,
  01-25-1999 ...........................         5.625%     Tier 1          439        438,919
                                                                                    ----------
                                                                                     3,248,180
                                                                                    ----------
Electronics (2.54%)
 Pitney Bowes Credit Corp.,
  07-15-1999 ...........................         6.540%     Tier 1          750        753,374
                                                                                    ----------
Finance (5.05%)
 International Lease Finance,
  01-15-1999 ...........................         5.500%     Tier 1        1,500      1,500,106
                                                                                    ----------
Retail (3.37%)
 Sears Roebuck Co.,
  02-16-1999 ...........................         6.380%     Tier 1        1,000      1,001,150
                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8



==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - Cash Reserve, Inc.

                                                                       PAR  VALUE
                                                INTEREST    QUALITY      (000s        MARKET
ISSUER, DESCRIPTION                               RATE      RATING*     OMITTED)      VALUE
-------------------                               ----      -------     --------      -----

Tobacco (4.33%)
 Philip Morris Co., Inc.,
  02-15-1999 ................................    7.375%      Tier 1     $1,150      $1,151,822
 Philip Morris Co., Inc.,
  03-01-1999 ................................    8.625       Tier 1        135         135,567
                                                                                    -----------
                                                                                     1,287,389
                                                                                    -----------
Utilities - Electric (5.10%)
 NYNEX Capital Funding,
  07-19-1999 ...............................     7.610       Tier 1      1,500       1,515,162
                                                                                    -----------
                        TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS
                                                   (Cost $9,305,361)   (31.32%)      9,305,361
                                                                                    -----------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (50.48%)
 Federal Farm Credit Bank,
  02-17-1999 # .............................     5.180       Tier 1      5,000       5,000,000
 Federal National Mortgage Association,
  01-21-1999 ...............................    5.028**      Tier 1      4,000       3,999,519
 Student Loan Marketing Association,
  02-22-1999 ...............................    4.838**      Tier 1      6,000       5,998,350
                                                                                   -----------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS
                                       (Cost $14,997,869)              (50.48%)     14,997,869
                                                                                   -----------
JOINT REPURCHASE AGREEMENT (7.82%)
 Investment in a joint repurchase agreement
  transaction with SBC Warburg, Inc. -
  Dated 12-31-98, due 01-04-99 (Secured by
  U.S. Treasury Bonds,
  7.50% and 11.75% due 02-15-10 and
  11-15-16) - Note A .............                4.750                 2,324       2,324,000
                                                                                   -----------
                                   TOTAL JOINT REPURCHASE AGREEMENT
                                                  (Cost $2,324,000)    (7.82%)      2,324,000
                                                                     -----------   -----------
                                                  TOTAL INVESTMENTS   (99.01%)     29,415,519
                                                                     -----------   -----------
                                  OTHER ASSETS AND LIABILITIES, NET    (0.99%)        292,949
                                                                     -----------   -----------
                                                   TOTAL NET ASSETS  (100.00%)    $29,708,468
                                                                     ===========  ============

 * Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

** Floating rate note, interest rate in effect as of December 31, 1998.

 # Call date.
The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Cash Reserve, Inc.

NOTE A -
ACCOUNTING POLICIES
John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. Effective October 1, 1996, the Fund was closed to new shareholders.

    Significant accounting policies of the Fund are as follows:
VALUATION OF INVESTMENTS The Board of Directors has determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is
fully   collateralized  at  all  times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. Accordingly, the Fund will not be subject to federal income tax on taxable earnings which are distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.
         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.
         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.
         Mr. Edward J. Boudreau, Jr. , Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - Cash Reserve, Inc.

the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies, during the year ended December 31, 1998, aggregated $1,452,661,159 and $1,461,365,336, respectively.
Purchases and proceeds from maturities of obligations of the U.S. government and its agencies aggregated $20,985,762 and $19,875,000, respectively, during the year ended December 31, 1998.
         The cost of investments owned at December 31, 1998 for federal income tax purposes was $29,415,519.

================================================================================

                    John Hancock Funds - Cash Reserve, Inc.

REPORT OF ERNST & YOUNG LLP,  INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of the John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
February 8, 1999

TAX  INFORMATION  NOTICE  (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1998.
         All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1998 dividends qualify for the dividends received deduction available to corporations.
         Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the tax characters of all distributions received during calendar year 1998.


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                    John Hancock Funds - Cash Reserve, Inc.



















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                    John Hancock Funds - Cash Reserve, Inc.
















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                    John Hancock Funds - Cash Reserve, Inc.























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================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Management Firm                         Bulk Rate
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INTERNET: www.jhancock.com/funds                                 Permit No. 750
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         This report is for the information of shareholders of John Hancock Cash
Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.



[RECYCLE LOGO] Printed on Recycled Paper                             4200A 12/98
                                                                            2/99